EXPLORATION AND EVALUATION PROPERTIES	12 Months Ended
Dec. 31, 2023
EXPLORATION AND EVALUATION PROPERTIES
EXPLORATION AND EVALUATION PROPERTIES

11.EXPLORATION AND EVALUATION PROPERTIES

Our exploration and evaluation properties consist of the Cerro Quema Project in Panama and the Nevada projects (South Railroad, Lewis and Monitor Gold projects in Nevada, United States).

		South Railroad
	Cerro Quema	and Lewis	Monitor Gold	Total
At January 1, 2022	$82,429	$—	$314	$82,743
Acquired during 2022	—	160,000	—	160,000
At January 1, 2023	$82,429	$160,000	$314	$242,743
Impairments	(72,429)	—	—	(72,429)
Derecognition	—	—	(314)	(314)
At December 31, 2023	$10,000	$160,000	$—	$170,000

(a)CERRO QUEMA PROJECT

On November 3, 2023, the National Assembly of Panama passed Law 407 that included a moratorium on the granting, renewal, or extension of concessions for the exploration, extraction, or exploitation of metal mining in Panama.

On November 27, 2023, by Resolution 95, 96, and 97, the Panamanian Ministry of Commerce and Industry (“MICI”) formally rejected the Company’s requests for extension for the three mining concessions for the extraction of metallic minerals Class IV (gold and silver) comprising the Cerro Quema Project, declared the concessions cancelled and declared the area comprising the concessions to be a reserve area.  On December 15, 2023, MICI notified the Company of the November 27, 2023, resolutions by means of an edict no. 021-2023 (notificación por edicto for its Spanish acronym).  Accordingly, we determined that this was an impairment indicator for the Cerro Quema Project.  We then assessed, for accounting purposes, the recoverable amount of the project based on its fair value less costs to dispose (“FVLCD”).  As a result of this impairment assessment, we recognized an accounting impairment of $72.4 million at Cerro Quema during the quarter ended December 31, 2023 (2022 – nil).

Our estimate of FVLCD is classified as Level 3 in the fair value hierarchy as the inputs used are not based on observable market data.

(i)Key assumptions

In evaluating the facts, circumstances, and the significant uncertainties associated with mining in Panama, we did not include any estimated future cash flows from activities involving the exploration, extraction, or exploitation of metal mining, since these activities were legally prohibited as at December 31, 2023 and at the date of these financial statements. The recoverable amount of the Cerro Quema cash-generating unit of $10.0 million was determined based on an estimated FVLCD. This estimate was determined by an independent valuator. The valuation considered current commercial demand in the real estate market, recent transactions within the sector and neighboring areas, and the property’s physical attributes, including its location, condition, topography, and accessibility.

(ii)Sensitivities

Changes in market conditions could affect the commercial demand in the real estate market that could result in a materially different FVLCD.

In the event that there is a change in the facts and circumstances surrounding the moratorium on concessions and the status of Cerro Quema’s mineral concessions, an assessment will be performed to determine whether there are any indications that the accounting impairment may no longer exist or may have changed. If any such indication exists, we will estimate the recoverable amount of the Cerro Quema asset at that time, which may lead to either a further impairment or a reversal of part or all of the impairment loss that had been recognized to that point.

The accounting impairment has been recorded without attributing any specific value to any legal remedies that may be obtained through any arbitration proceedings or otherwise. There can be no assurance that any such legal remedies will be successful.

(b)MONITOR GOLD PROJECT

In December 2023, the Company elected to discontinue its earn-in agreements at the Monitor Gold Project. Accordingly, we derecognized $0.3 million which had been capitalized in previous years in respect of this project.